UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 17, 2006


                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                    000-50974                80-0123855
____________________________          ____________          ___________________
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


    55 Almaden Boulevard, Suite 200
         San Jose, California                                           95113
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER MATTERS

     On January 18, 2006, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.











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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 17, 2006                    BRIDGE CAPITAL HOLDINGS




                                           By: /s/ THOMAS A. SA
                                               ________________________________
                                                   Thomas A. Sa
                                                   Executive Vice President and
                                                   Chief Financial Officer











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


                                  EXHIBIT INDEX


Exhibit No.     Description

    99 Press release dated January 18, 2006 announcing expansion of the technology banking practice to Dallas, Texas.











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